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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          Date of report March 29, 2001


                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

               California                             94-2823865
(State or other jurisdiction of incorporation or    (I.R.S. Employer
              organization)                        Identification No.)

         1951 Churn Creek Road
            Redding, Bancorp                            96002
 (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]


     Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. March 29, 2001 = 2,875,451



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        Item 5. Other Events

        Redding Bank of Commerce, the primary subsidiary of Redding Bancorp has signed a Sixth addendum of the Merchant Services Agreement by and between Cardservice International, Inc. ("Cardservice") and Redding Bank of Commerce. A copy of the addendum is attached as Exhibit 10.10 of this filing.






                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        /s/ Linda J. Miles

                                       By: Linda J. Miles
                                       Executive Vice President &
                                       Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number        Description of Document
--------------        -----------------------
Exhibit 10.10         Sixth addendum of Merchant Services Agreement by and
                      Between Cardservice International, Inc. and Redding Bank
                      of Commerce








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